INCOME TAXES	12 Months Ended
Dec. 31, 2019
INCOME TAXES
INCOME TAXES

14.   INCOME TAXES

Income tax recognized in net (loss) income is comprised of the following:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
Current tax expense	$1,570	$1,316
Deferred tax expense	—	—
Income tax expense	$1,570	$1,316

The income tax expense differs from the amount that would result from applying the federal and provincial income tax rates to the income before income taxes due to the following:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
(Loss) income before income taxes	$(8,608)	$4,027
Statutory tax rate	27%	27%
Expected income tax (recovery) expense	$(2,324)	$1,087

Increase (decrease) due to:
Foreign tax rate differences	279	205
Non-deductible permanent differences	422	623
Withholding taxes	424	538
Change in unrecognized temporary differences	3,239	(240)
Effect of true-ups in prior year temporary differences	(470)	(897)
Income tax expense	$1,570	$1,316

Deferred tax assets and liabilities

As at December 31, 2019 the Company has recognized gross deferred tax assets of $7.1 million related to Canadian non-capital losses (December 31, 2018: $2.8 million). These have been partially offset by $6.1 million of deferred tax liabilities primarily related to the Company’s royalty, stream and other interests (December 31, 2018: $1.7 million).

The aggregate amount of deductible temporary differences for which deferred income tax assets have not been recognized are as follows:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
Royalty, stream and other interests	$3,058	$3,271
Financing costs	168	352
Non-capital losses	46,634	22,302
Total	$49,860	$25,925

No deferred tax asset is recognized in respect of these items because it is not probable that future taxable income will be available against which the Company can utilize the benefit. The Company has deductible non-capital tax losses of $46.6 million for which a deferred tax asset has not been recognized and expire in 2037 to 2039.